Exhibit 10.49

EXECUTION COPY

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is made and entered into as of September 21st, 2010, by and between Renewable Energy Group, Inc., a Delaware corporation (together with its successors and assigns, the “Company”) and ARES Corporation, a Delaware corporation (“ARES”).

1. Background. Pursuant to that certain Agreement for Purchase and Sale of Assets and Common Stock dated as of August 24, 2010 among ARES, Clovis Biodiesel, LLC, the Company and REG Clovis, LLC (the “Purchase Agreement”), the Company is obligated to enter into this Agreement in order to provide ARES with certain registration rights regarding the Company’s shares of common stock issued pursuant to the Purchase Agreement. Certain terms used herein are defined in Section 2 of this Agreement.

2. Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

Commission: The Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

Common Stock: The common stock of the Company.

Exchange Act: The Securities Exchange Act of 1934, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934 shall include a reference to the comparable section, if any, of any such similar Federal statute.

Form S-3: Such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the Commission that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the Commission.

Holder: ARES or any assignee thereof in accordance with Section 8 hereof.

Initial Offering: The Company’s first firm commitment underwritten public offering of its Common Stock under the Securities Act.

Person: A corporation, an association, a partnership, a limited liability company, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

Prior Registration Rights Agreements: The two Registration Rights Agreements dated as of February 26, 2010 by and among the Company and the other parties thereto,

the Registration Rights Agreement dated as of April 8, 2010 by and among the Company and WestLB, New York Branch and the Registration Rights Agreement dated as of July 16, 2010 by and among the Company and the other parties thereto (copies of which are attached hereto as Exhibits A, B, C and D), as such agreements may be amended from time to time.

Registrable Securities: The shares of Common Stock issued or distributed to ARES pursuant to the Purchase Agreement.

Registration Expenses: All expenses incident to the Company’s performance of or compliance with Section 3.1 below, including, without limitation, all registration, filing and National Association of Securities Dealers fees, all fees and expenses of complying with applicable laws (including securities or blue sky laws), all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including, without limitation, the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance, the fees and disbursements of one special counsel for the selling Holders selected by the selling Holders with the approval of the Company, which approval shall not be unreasonably withheld, which fees and disbursements shall not exceed $50,000, premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Registrable Securities being registered, the fees and expenses of any special experts retained by the Company in connection with such offering, the fees and expenses of any qualified independent underwriter or other independent appraiser participating in any offering pursuant to the Conduct Rules of the National Association of Securities Dealers, Inc., all printing, mailing, courier and overnight delivery charges (except to the extent borne by underwriters), all travel expenses of the Company’s officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the offered securities, and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding Selling Expenses, if any, provided, that, in any case where Registration Expenses are not to be borne by the Company, such expenses shall not include salaries of Company personnel or general overhead expenses of the Company, auditing fees, premiums or other expenses relating to liability insurance required by underwriters of the Company or other expenses for the preparation of financial statements or other data normally prepared by the Company in the ordinary course of its business or which the Company would have incurred in any event.

Securities Act: The Securities Act of 1933, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as of the same shall be in effect at the time. References to a particular section of the Securities Act of 1933 shall include a reference to the comparable section, if any, of any such similar Federal statute.

Selling Expenses: Underwriting discounts and commissions and stock transfer taxes relating to Registrable Securities covered by a registration.

3. Registration under Securities Act, etc.

3.1 Company Registration.

(a) If (but without any obligation to do so) the Company proposes to register under the Securities Act (whether for its own account or otherwise) any of its Common Stock and solely for cash in connection with a public offering of such Common Stock (other than (i) a registration relating solely to the sale of securities to participants in a Company stock plan, (ii) a registration relating to a corporate reorganization or other transaction under Rule 145 of the Securities Act, (iii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities or (iv) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 7, the Company shall, subject to the provisions of Section 3.1(c), use its commercially reasonable efforts to cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered.

(b) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration under this Section 3.1 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The expenses of such withdrawn registration shall be borne by the Company in accordance with Section 3.6 hereof.

(c) Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company’s capital stock, the Company shall not be required under this Section 3.1 to include any of the Holders’ securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters) and enter into an underwriting agreement in customary form with an underwriter or underwriters selected by the Company, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by holders to be included in such offering pursuant to this Agreement or the Prior Registration Rights Agreements exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, that the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned on a pro rata basis first among the selling holders of registrable securities subject to and in accordance with the Prior Registration Rights Agreements, and then, if any additional shares may be included in the underwriting, pro rata among the holders of Registrable Securities subject to this Agreement and any other registrable securities which the Company may be obligated to include in the offering, according to the total amount of registrable securities owned by each such selling holder) unless such offering is the Initial Offering in which case the selling Holders may be excluded if the underwriters make the determination described above.

3.2 Registration Procedures. If and whenever the Company is required to use its commercially reasonable efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Section 3.1 above, the Company shall as expeditiously as possible:

(a) prepare and as soon thereafter as possible (but with respect to a public offering other than the Initial Offering, in any event no later than ninety (90) days after the last request for inclusion in the applicable registration is timely given to the Company) file with the Commission the requisite registration statement to effect such registration and thereafter use commercially reasonable efforts to cause such registration statement to become effective and remain effective for a period of one hundred twenty (120) days or, if earlier, until the distribution contemplated by the registration statement has been completed (the “Effectiveness Period”); provided, however, in the case of any registrations on Form S-3 that are intended to be offered on a continuous or delayed basis, the Effectiveness Period shall be extended until all applicable Registrable Securities thereunder are sold. Notwithstanding the foregoing, the Company may discontinue any registration of its securities which are not Registrable Securities at any time prior to the effective date of the registration statement relating thereto; and provided further, in the event that, in the good faith judgment of the Company, it is advisable to suspend use of the prospectus relating to such registration statement for a discrete period of time (a “Deferral Period”) due to pending or proposed material corporate developments or similar material events that have not yet been publicly disclosed and as to which the Company believes public disclosure will be prejudicial to the Company, the Company shall deliver a certified resolution of the Company’s Board of Directors, signed by a duly authorized officer of the Company, to each Holder of Registrable Securities covered by the Registration Statement to the effect of the foregoing and such Holders, upon receipt of such certificate, and the Company agree not to dispose of any Registrable Securities covered by any registration or prospectus (other than in transactions exempt from the registration requirements under the Securities Act); provided, however, that the Company shall not utilize more than four (4) Deferral Periods in any twelve (12) month period and in no event shall the aggregate length of all such Deferral Periods in any such twelve (12) month period be greater than ninety (90) days. The Effectiveness Period shall be extended for a period of time equal to any Deferral Period.

(b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the Holder or Holders thereof set forth in such registration statement;

(c) furnish to each Holder of Registrable Securities covered by such registration statement such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including without limitation all exhibits), such number of copies of the prospectus contained in such registration statement (including without limitation each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such Holder may reasonably request;

(d) use commercially reasonable efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each Holder thereof shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and to take any other action which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in such jurisdictions of the securities owned by such Holder, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this clause (d) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

(e) use its commercially reasonable efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities in the United States as may be necessary to enable the Holder or Holders thereof to consummate the disposition of such Registrable Securities;

(f) notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, or, if for any reason it shall be necessary during such time period to amend or supplement the registration statement or the prospectus in order to comply with the Securities Act, at the request of any such Holder promptly prepare and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall (i) not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made or (ii) effect such compliance;

(g) otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act; and shall furnish to each such Holder of Registrable Securities covered by such registration statement at least five (5) business days prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus and shall not file any thereof to which any such Holder shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

(h) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement;

(i) use its commercially reasonable efforts to list all Registrable Securities covered by such registration statement on any securities exchange on which any of the equity securities of the Company of the same class as the Registrable Securities are then listed;

(j) cooperate with the underwriters with respect to all roadshows and other marketing activities as may be reasonably requested by the underwriters; and

(k) enter into such agreements and take such other actions as the Holders of Registrable Securities covered by a registration statement shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

The Company may require each Holder of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such Holder and the distribution of such securities as the Company may from time to time reasonably request in writing.

Each Holder of Registrable Securities agrees by acquisition of such Registrable Securities that upon receipt of any notice from the Company of the happening of any event of the kind described in clause (f) of this Section 3.2, such Holder will forthwith discontinue such Holder’s disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by clause (f) of this Section 3.2 and, if so directed by the Company, will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in such Holder’s possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

3.3 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 3 with respect to the Registrable Securities of any selling Holder that at the request of the Company such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of such Holder’s Registrable Securities.

3.4 Additional Rights of Holders. If any registration statement prepared under this Agreement refers to any Holder by name or otherwise as the Holder of any securities of the Company, then such Holder shall have the right to require (a) the insertion therein of language, in form and substance satisfactory to such Holder to the effect that the holding by such Holder of such securities does not necessarily make such Holder a “controlling person” of the Company within the meaning of the Securities Act and is not to be construed as a recommendation by such Holder of the investment quality of the Company’s debt or equity securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (b) in the event that such reference to such Holder by name or otherwise is not required by the Securities Act or any rules and regulations promulgated thereunder, the deletion of the reference to such Holder.

3.5 Expenses of Registration. The Company shall pay all Registration Expenses in connection with any registration requested pursuant to Section 3.1. Any Selling Expenses in connection with any registration requested pursuant to Section 3.1 shall be allocated among all Holders on whose behalf Registrable Securities of the Company are included in such registration and the holders on whose behalf registrable securities of the Company are included in such registration pursuant to the Prior Registration Rights Agreements or other registration rights agreements, on the basis of the respective amounts of the registrable securities of the Company then being registered on their behalf.

3.6 Indemnification.

(a) Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act, the Company will, and hereby does, indemnify and hold harmless the Holder of any Registrable Securities covered by such registration statement, its directors and officers, stockholders, legal counsel and accountants for such Holder, and each other Person, if any, who controls such Holder, within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which any of the foregoing persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such Holder and each such director, officer, and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the

Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such Holder specifically stating that it is for use in the preparation thereof; provided further, that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person’s failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus; and provided still further, that the indemnity agreement contained in this Section 3.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by such Holder.

(b) Indemnification by the Holders. Each Holder, severally and not jointly, shall indemnify and hold harmless the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any officer, director, legal counsel or accountant or controlling person of any such Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state securities law insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such Holder specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided, however, that the indemnity agreement contained in this Section 3.6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld. The maximum liability of each Holder for any such indemnification shall not exceed the amount of aggregate net proceeds received by such Holder from the sale of his/its Registrable Securities, except in the case of willful fraud. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of such securities by such Holder.

(c) Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Section 3.6(a) or (b) above, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section 3.6(a) or (b) above, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against any indemnified party, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release reasonably acceptable to such indemnified party from all liability in respect to such claim or litigation.

(d) Other Indemnification. Indemnification similar to that specified in Sections 3.6(a), (b) and (c) above (with appropriate modifications) shall be given by the Company and each Holder of Registrable Securities with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority other than the Securities Act.

(e) Indemnification Payments. The indemnification required by this Section 3.6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

(f) Contribution. If the indemnification provided for in this Section 3.6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations; provided, that in no event shall any contribution by a Holder under this Section 3.6(f) exceed the aggregate net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

3.7 Adjustments Affecting Registrable Securities. The Company will not effect or permit to occur any combination or subdivision which would adversely affect the ability of the Holders of Registrable Securities to include such Registrable Securities in any registration of its securities contemplated by this Section 3 or the marketability of such Registrable Securities under any such registration.

3.8 Subordinate Rights. All rights of Holders of Registrable Securities under this Agreement shall be subordinate and subject to the rights granted under the Prior Registration Rights Agreements.

4. Rule 144 and Rule 144A. If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act, the Company will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, will, upon the request of any Holder of Registrable Securities, make publicly available other information) and will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company). After any sale of Registrable Securities pursuant to this Section 4, the Company will, to the extent allowed by law, cause any restrictive legends to be removed and any transfer restrictions relating to the absence of registration under the Securities Act to be rescinded with respect to such Registrable Securities. In order to permit the Holders of Registrable Securities to sell the same, if they so desire, pursuant to Rule 144A promulgated by the Commission (or any successor to such rule) (“Rule 144A”), the Company will comply with all rules and regulations of the Commission applicable in connection with use of Rule 144A. Prospective transferees of Registrable Securities that are Qualified Institutional Buyers (as defined in Rule 144A) which would be purchasing such Registrable Securities in reliance upon Rule 144A may request from the Company information regarding the business, operations and assets of the Company. Within five (5) business days after receipt by the Company of any such request, the Company shall deliver to any such prospective transferee copies of annual audited and quarterly unaudited financial statements of the Company and such other information as may be required to be supplied by the Company for it to comply with Rule 144A.

5. Amendments and Waivers. This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) and the Company may take any action herein prohibited or omit to perform any act herein required to be performed by it, only if the Company agrees and it shall have obtained written consents to such amendment, action or omission to act from the Holders of at least a majority of the Registrable Securities; provided, however, that any such amendment or consent that would have a material adverse effect on a particular Holder but would not have a similar material adverse effect on all Holders generally or would otherwise remove a Holder as a party to this Agreement shall require the consent of such Holder. Each Holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 5, whether or not such Registrable Securities shall have been marked to indicate such consent.

6. Nominees for Beneficial Owners. In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the Holder of such Registrable Securities for purposes of any request or other action by any Holder or Holders of Registrable Securities pursuant to this Agreement or any determination of any number of percentage of Registrable Securities held by any Holder or Holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner’s beneficial ownership of such Registrable Securities.

7. Notices. Except as set forth in Section 8, all communications provided for hereunder shall be sent (a) by first-class mail and (i) if addressed to a party other than the Company, to such party at the address furnished to the Company by such party, or (ii) if addressed to the Company, at the address of its principal place of business, Attention: President, or at such other address, or to the attention of such other officer, as the Company shall have furnished to each Holder of Registrable Securities at the time outstanding or (b) by electronic transmission in the manner permitted by the General Corporation Law of the State of Delaware.

8. Assignment. The rights to cause the Company to register Registrable Securities pursuant to Section 3 may be assigned (but only with all related obligations) by (a) a Holder to a transferee or assignee of such securities who, after such assignment or transfer, holds at least 250,000 shares of such Holder’s Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), or (b) any Holder who transfers all of its Registrable Securities to a single transferee or assignee. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a corporation, partnership or limited liability company who are shareholders or retired shareholders of such corporation, partners or retired partners of such partnership or members of such limited liability company (including spouses and ancestors, lineal descendants and siblings of such shareholders, partners or members or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the corporation, partnership or limited liability company, as the case may be. For purposes of this Agreement, the terms “affiliates” or “affiliated” shall mean, with respect to any Person, any Person that, directly or indirectly, controls or is controlled by or is under common control with such Person. For the purposes of the preceding sentence, the term “control” shall mean the possession, directly or indirectly, through one or more intermediaries in the case of any Person, of the power or authority, through ownership of voting securities, by contract or otherwise, to direct the management, activities or policies of the Person.

9. Termination. The right of any Holder to request registration or inclusion in any registration pursuant to Section 3.1 shall terminate at such time as both (a) all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during any ninety (90) day period and (b) such Holder holds less than three percent (3%) of the issued and outstanding shares of Common Stock of the Company.

10. Descriptive Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof. References herein to Sections are references to Sections of this Agreement, except as otherwise indicated.

11. Specific Performance. The parties hereto recognize and agree that money damages may be insufficient to compensate the Holders of any Registrable Securities for breaches by the Company of the terms hereof and, consequently, that the equitable remedy of specific performance of the terms hereof will be available in the event of any such breach.

12. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the internal laws of the State of Delaware, without regard to rules or principles of conflicts of law requiring the application of the law of another state.

13. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

COMPANY:

RENEWABLE ENERGY GROUP, INC.

By:	/s/ Daniel J. Oh
Name:	Daniel J. Oh
Title:	President

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IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

ARES CORPORATION

By:	/s/ Doug Schmidt

Name:	Doug Schmidt
Title:	CEO

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